UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 30, 2001

                                 STRUTHERS, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


       NEVADA                         0-30331                57-1075246
       ------                         -------                ----------
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)

         1866-B RAOUL WALLENBERG BLVD., CHARLESTON, SOUTH CAROLINA 29407
         ---------------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (843) 763-1755

      1 CARRIAGE LANE, BLDG. D, SUITE G-E, CHARLESTON, SOUTH CAROLINA 29407
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

Following a meeting of the Board of Directors held on March 30, 2001 Douglas W. Beatty thereupon ceased acting as a member of the Board of Directors and Rhett Seabrook thereupon ceased acting both as a member of the Board of Directors and as Vice President.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     STRUTHERS, INC.
                                                     (Registrant)

Dated: April 11, 2001                                By /S/ RICHARD S. LANE
                                                        -------------------
                                                        Richard S. Lane
                                                        Chairman of the Board